CONTRACT MODIFICATION OF LICENSING AGREEMENT SIGNED ON MARCH 15, 2005

      This contract is entered in to between Nuclear Solutions, Inc. (NSOL) with a primary mail address of 5505 Connecticut Ave. NW, #191, Washington DC, 20015, Patrick Herda, (PH) the President of Nuclear Solutions with a primary business address of 5505 Connecticut Ave. NW, #191, Washington DC, 20015, and I.P. Technology Holding, Inc. (IPTH) with a primary business address of 407 Bloomfield Drive, Unit 2, West Berlin, New Jersey 08091.

      WHEREAS NSOL and IPTH entered in to a licensing agreement (LG) on March 15, 2005; and NSOL, ITPH, and PH desire to modify same;

      WHEREAS, under the terms of the LG, IPTH is required to tender payments to NSOL on a certain payment schedule; which ITPH now desires to modify;

      WHEREAS NSOL has previously allowed IPTH to defer scheduled payments due under the LG; and is not adverse to modifying the payment schedule;

      WHEREAS the terms of the LG did not require IPTH to Co-Brand the products which are the subject of the LG with NSOL; and NSOL now desires that said products be Co-Branded which ITPH is not adverse to;

      WHEREAS the terms of the LG required that no IPTH payments be used for executive compensation; and NSOL now desires to use a percentage of said payments for executive compensation;

      WHEREAS NSOL intends to pay PH regular compensation of a minimum of $80,000 for the 2006 fiscal year; and desires to use a percentage of the IPTH payments to for said compensation;

      WHEREAS PH is owed an additional $542,987 in deferred compensation by NSOL;

      WHEREAS IPTH is not adverse to some of its payments being used for officer compensation;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein;

   1. IPTH does hereby agree
      a. All products sold under the LG shall be Co-Branded with NSOL's brand of choice in a fashion approved by NSOL. IPTH and NSOL's brands shall be approximately the same size. Neither party shall unreasonably with hold approval of each other's brands.
      b. The LG is hereby modified to allow NSOL to use up to 20% of each payment made by IPTH to NSOL for executive compensation
      c. IPTH will pay all funds deferred prior to this modification ($525,416) on or before 15 days after the filing of NSOL's 2005 annual report.
      d. IPTH agrees to be responsible to any liabilities, including but not limited to, tax liabilities, arising from PH's assignment of deferred compensation or the compensation itself and hereby acknowledges that this compensation is at risk of never being paid.


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   2. NSOL does hereby agree
      a. To allow IPTH to make all currently owned and future payments under the LG on a biannual basis, specifically on 6-31-and 12-31 respectively.
      b. To guarantee to PH a minimum of $80,000 paid in cash towards the 2006 fiscal year salary obligation to PH.

   3. PH does hereby agree
      a. To irrevokably assign all $542,987 in deferred compensation owed by NSOL to PH over to IPTH.

   4. All parties do hereby acknowledge the considerations listed herein, all terms listed herein and do hereby affirm that said terms and considerations are good, valuable and sufficient in lieu of that which they are providing in return.

   5. This contract is a modification to the licensing agreement signed on March 15, 2005 by NS and IPTH. All future modifications to this agreement must include all parties to this agreement. Not withstanding the aforesaid, The term of the LG, for the life of the patent of which the license is the subject, does hereby stand, however, NS may, without consulting IPTH make additional agreements with PH so long as the terms herein are adhered to as a minimum.

   6. All other provisions of the LG agreement shall continue to apply and this agreement is subsumed as part of the LG agreement with the terms herein taking precedent over any terms in the original LG agreement.


      WITNESS the following signatures and seals:


                  Date:                                                   (SEAL)
                       -------     --------------------------------------------
                                   Patrick Herda for Nucelar Solutions, Inc.


                  Date:                                                   (SEAL)
                       -------     --------------------------------------------
                                   Patrick Herda for himself


                  Date:                                                   (SEAL)
                       -------     --------------------------------------------
                                   Joe Lyons for I.P. Technology Holding, Inc.